        As filed with the Securities and Exchange Commission on February 9, 2001
                                                     1933 Act File No. 333-44010


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933           [ ]
                          PRE-EFFECTIVE AMENDMENT NO. 2         [x]
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940       [ ]
                                 AMENDMENT NO. 2                [x]

                           EATON VANCE VARIABLE TRUST
                           --------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

     THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MASSACHUSETTS 02109
     -----------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (617) 482-8260
                                 --------------
                         (REGISTRANT'S TELEPHONE NUMBER)

                                 ALAN R. DYNNER
     THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MASSACHUSETTS 02109
     -----------------------------------------------------------------------
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement under the Securities Act of 1933.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

{LOGO}          Investing
EATON VANCE       for the
Mutual Funds         21st
                  Century(R)






                    Eaton Vance VT Floating-Rate Income Fund
                    A mutual fund seeking high current income


                      Eaton Vance VT Income Fund of Boston
                 A diversified fund seeking high current income

                       Eaton Vance VT Information Age Fund
         A diversified global growth fund of information age companies

                            Eaton Vance VT Worldwide
                              Health Sciences Fund
   A diversified global growth fund concentrating in health sciences companies


                                Prospectus Dated
                                            , 2001



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



Information in this prospectus
                                       Page                                 Page
--------------------------------------------------------------------------------
Fund Summaries                          2       Valuing Shares                11
Investment Objectives & Principal               Purchasing and Redeeming
  Policies and Risks                    4         Shares                      12
Management and Organization             7       Tax Information               12
--------------------------------------------------------------------------------


      This prospectus contains important information about the Funds which are available for purchase by separate accounts of insurance companies.
                          Please save it for reference.



                    SUBJECT TO COMPLETION - FEBRUARY 12, 2001

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

FUND SUMMARIES

This section summarizes the investment objectives, and principal strategies and risks of investing in each Fund.

Investment Objectives and Principal Strategies

Eaton Vance VT Floating-Rate Income Fund. The VT Floating-Rate Income Fund's investment objective is to provide a high level of current income. To do so, the Fund invests primarily in senior secured floating rate loans. The Fund will invest a substantial portion of assets in debt obligations issued in connection with corporate restructurings.

The Fund invests at least 65% of its total assets in income producing floating rate loans and other floating rate debt securities. The Fund may also purchase investment grade fixed income debt securities and money market instruments. The Fund may invest up to 25% of its total assets in foreign securities and may engage in certain hedging transactions.

Investments are actively managed, and may be bought or sold on a daily basis (although loans are generally held until repaid). The investment adviser's staff monitors the credit quality of Fund holdings, as well as other investments that are available. Preservation of capital is considered when consistent with the Fund's objective.

Eaton Vance VT Income Fund of Boston.  The primary  investment  objective  of VT
Income Fund of Boston is to provide as much current income as possible. To do so, the Fund invests primarily in high yield, high risk corporate bonds
(so-called "junk bonds"). Secondary purposes of the Fund are to provide reasonable preservation of capital to the extent attainable from such bonds, and growth of income and capital.

The Fund invests a substantial portion of its assets in bonds issued in connection with mergers, acquisitions and other highly leveraged transactions. The Fund may invest in a wide variety of other income-producing debt securities, as well as preferred stocks that pay dividends. Some debt securities acquired by the Fund do not pay current income or do not make regular interest payments, while others may pay interest in the form of additional debt securities. When fully invested, the Fund is expected to hold well in excess of 100 securities, which would help reduce investment risk. The Fund may invest up to 25% of its total assets in foreign securities which are predominantly U.S. dollar denominated. With respect to non-dollar denominated securities, the Fund may hedge currency fluctuations by entering forward foreign currency contracts.

The Fund's investments are actively managed and securities may be bought and sold on a daily basis. The investment adviser's staff monitors the credit quality of securities held by the Fund and other securities available to the Fund. The portfolio manager attempts to improve yield and preserve and enhance principal value through timely trading. The portfolio manager also considers the relative value of securities in the marketplace in making investment decisions.

Eaton Vance VT Information Age Fund. The VT Information Age Fund's investment objective is to seek long-term capital growth. The Fund invests at least 65% of total assets in common stocks of information age companies expected to grow in value. Approximately 40% to 60% of total assets will be invested in foreign securities, including securities issued by companies in emerging markets. The Fund invests in companies with a broad range of market capitalizations, including smaller companies. Because of the dynamic nature of many portfolio companies, trading may be more frequent than for mutual funds focusing only on established companies located in only one country. The Fund does not concentrate (that is, invest 25% or more of its assets) in any one industry.

Eaton Vance VT Worldwide Health Sciences Fund. The VT Worldwide Health Sciences Fund's investment objective is to seek long-term capital growth by investing in a global and diversified portfolio of health sciences companies. The Fund invests at least 65% of total assets in common stocks of companies engaged in the development, production or distribution of products related to scientific advances in health care. The Fund invests in companies with a broad range of market capitalizations, including small companies. The Fund invests in foreign securities and will normally be invested in at least three different countries. In managing the portfolio, the portfolio manager looks for stocks that will grow in value over time, regardless of short-term market fluctuations. The Fund concentrates (that is, invests at least 25% of its assets) its investments in medical research and the health care industry, so the Fund could be affected by any event that adversely affects that sector.

Principal Risk Factors

The VT Floating-Rate Income Fund invests primarily in below investment grade debt obligations, which are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults will reduce the Fund's net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value.

Loans and other debt securities are also subject to the risk of increases in prevailing interest-rates, although floating rate securities reduce this risk. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. Most loans are not actively traded, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Foreign securities are subject to adverse changes in currency exchange rates and economic and political developments abroad. Hedging transactions involve a risk of loss due to unanticipated changes in exchange or interest rates, as well as the risk of counterparty default.

As a non-diversified fund, the Fund may invest a larger portion of its assets in the obligations of a limited number of issuers than may a diversified fund. This makes the Fund more susceptible to adverse economic, business or other developments affecting such issuers. The Fund may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer, other than U.S. Government securities.

The Fund is not a money market fund and its net asset value will fluctuate.

The VT Income Fund of Boston invests primarily in below investment grade bonds, which are predominantly speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults will reduce the Fund's net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a security may lose significant value before a default occurs.

The value of VT Income Fund of Boston's shares may also decline when interest rates rise, when the supply of suitable bonds exceeds market demand, or in response to a significant drop in the stock market. Bonds that make "in-kind" payments, as well as bonds that do not pay income currently or do not make regular interest payments, may experience greater volatility in response to interest rate changes. Because the Fund invests a portion of its assets in foreign securities, the value of Fund shares could be adversely affected by changes in currency exchange rates and by political and economic developments abroad. Forward foreign currency contracts also involve a risk of loss due to unanticipated changes in exchange rates, as well as the risk of counterparty default. The Fund is not appropriate for investors who cannot assume the greater risk of capital depreciation or loss inherent in seeking higher yields.

The value of shares of the VT Information Age and VT Worldwide Health Sciences Funds are sensitive to stock market volatility. If there is a decline in the value of exchange-listed stocks, the value of Fund shares will also likely decline. Changes in stock market values can be sudden and unpredictable. Also, although stock values can rebound, there is no assurance that values will return to previous levels. Because both Funds can invest a significant portion of assets in foreign securities, the value of Fund shares can also be adversely affected by changes in currency exchange rates and political and economic developments abroad. In emerging or less-developed countries, these risks can be significant. The securities of smaller companies are generally subject to greater price fluctuation and investment risk than securities of more established companies.

The VT Worldwide Health Sciences Fund concentrates (that is, invests at least 25% of its assets) its investments in medical research and the health care industry, so the Fund will likely be affected by events that adversely affect that sector. The Fund intends to generally hold fewer than 50 stocks at any one time; therefore, the Fund could be more sensitive to developments affecting particular stocks than would be a more broadly diversified fund. These developments include product obsolescence, the failure of the issuer to develop new products and the expiration of patent rights. The value of Fund shares can also be impacted by regulatory activities that affect health sciences companies. For instance, increased regulation can increase the cost of bringing new products to market and thereby reduce profits. The VT Information Age Fund is subject to factors that adversely affect information-related industries, such as deregulation of certain of these industries and product obsolescence due to technological advancements.

No Fund is a complete investment program and you may lose money by investing in a Fund. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Because the Funds use this combined prospectus, a Fund could be held liable for a misstatement or omission made about another Fund. The Trust's Trustees considered this in approving the use of a combined prospectus.

Performance Information. As of the date of this prospectus, the Funds had not begun operations so there is no performance history.

INVESTMENT OBJECTIVES & PRINCIPAL POLICIES AND RISKS


VT Floating-Rate Income Fund. The VT Floating-Rate Income Fund's investment objective is to provide a high level of current income. The Fund's investment objective and most policies may be changed by the Trustees without shareholder approval. The Trustees have no present intention to make a change and intend to submit any material change in the objective to shareholders for approval. The VT Floating-Rate Income Fund normally invests primarily in interests in senior secured floating rate loans ("Senior Loans"). Senior Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are secured with specific collateral and have a claim on the assets of the Borrower that is senior to that of subordinated debt and stock of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates generally are the London Inter-Bank Offered Rate ("LIBOR"), the prime rate offered by one or more major United States banks (the "Prime Rate"), the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. The Senior Loans held by the Fund will have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. In the experience of the investment adviser over the last decade, because of prepayments the average life of Senior Loans has been two to three years.

The VT Floating-Rate Income Fund may also purchase unsecured loans, other floating rate debt securities such as notes, bonds and asset-backed securities (such as special purpose trusts investing in bank loans), investment grade fixed income debt obligations and money market instruments, such as commercial paper. Those money market holdings with a remaining maturity of less than 60 days will be deemed floating rate assets.

Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the VT Floating-Rate Income Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans.

Many loans in which the VT Floating-Rate Income Fund will invest may not be rated by a rating agency, and may not be registered with the Securities and Exchange Commission or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, the investment adviser will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Rating agencies have begun rating Senior Loans and most Senior Loans have been assigned a rating below investment grade. Debt securities which are unsecured and rated below investment grade (i.e. Baa and below by Moody's Investors Service, Inc. ("Moody's") or BBB and below by Standard & Poor's Ratings Group ("S&P")) and comparable unrated bonds, are viewed by the rating agencies as having speculative characteristics and are commonly known as "junk bonds". A description of the ratings of corporate bonds by Moody's and S&P is included as Appendix A to the Statement of Additional Information. Because of the protective features of Senior Loans (being senior and secured by specific collateral), the investment adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to most other types of below investment grade debt obligations. Accordingly, the investment adviser does not view ratings as a determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.


The value of Fund shares may change in response to interest rate fluctuations, although investment in floating rate obligations will mitigate this risk. When interest rates decline, the value of holdings may rise. Conversely, when interest rates rise, the value of holdings may decline. Other economic factors (such as a large downward movement in stock prices) can also adversely impact the markets for debt obligations. Rating downgrades of holdings will generally reduce their value.

Most loans are not highly marketable and may be subject to restrictions on resale. No active trading market may exist for many loans. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value.

During periods of limited supply and liquidity of Senior Loans, the Fund's yield may be lower. The Fund may invest not more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks.


The VT Floating-Rate Income Fund may use interest rate swaps for risk management purposes and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Fund's holdings. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The investment adviser has had limited experience in the use of interest rate swaps but has utilized other types of hedging techniques. If the investment adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be less favorable than what it would have been if this investment technique were never used.


VT Income Fund of Boston. The VT Income Fund of Boston's primary investment objective is to provide as much current income as possible. In seeking this objective, the Fund currently invests primarily in high yield, high risk corporate bonds which are rated lower than investment grade (i.e., bonds rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") and lower than BBB by Standard & Poor's Ratings Group ("S&P")) or are unrated and of comparable quality. The Fund also seeks reasonable preservation of capital to the extent attainable from such investments, and growth of income and capital, as secondary objectives. The Fund's investment objectives and certain policies may be changed without shareholder approval. The Trustees have no present intention to make any such change and intend to submit any proposed material change in investment objectives to shareholders in advance for their approval.

VT Information Age Fund. The VT Information Age Fund's investment objective is to seek long-term capital growth. The Fund's investment objective and certain policies may be changed without shareholder approval. The Trustees have no present intention to make any such change and intend to submit any proposed material change in investment objective to shareholders in advance for their approval.

The VT Information Age Fund invests in a global and diversified portfolio of common stocks of companies in information-related industries. These "information age" companies are companies that may be engaged in providing information services, such as telephone, broadcasting, cable or satellite television, publishing, advertising, producing information and entertainment media, data processing, networking of data processing and communication systems, or providing consumer interconnection to computer communication networks. In addition, such companies may be engaged in the development, manufacture, sale, or servicing of information age products, such as computer hardware, software and networking equipment, mobile telephone devices, telecommunications network switches and equipment, television and radio broadcasting and receiving equipment, or news and information media of all types. The Fund will invest primarily in securities of information age companies.

The VT Information Age Fund may invest in securities of both established and emerging companies operating in developed and emerging economies. Many information age companies are subject to substantial government regulations that can affect their prospects. The enforcement of patent, trademark and other intellectual property laws will affect the value of many such companies. To reduce risk, the portfolio managers normally diversify investments by capitalization, geographical location and industry. The Fund does not concentrate in any one industry. A portfolio manager may use hedging techniques (such as forward contracts and options) to attempt to mitigate adverse effects of foreign currency fluctuations.

The portfolio managers seek to purchase stocks that are favorably priced in relation to their fundamental value, and which will grow in value over time. Because the value of information age companies will fluctuate in response to technological and regulatory developments, the portfolio managers will generally sell a stock when they believe it has attained its optimum value.

VT Worldwide Health Sciences Fund. The VT Worldwide Health Sciences Fund's investment objective is to seek long-term capital growth by investing in a global and diversified portfolio of health sciences companies. The Fund's investment objective and certain policies may be changed without shareholder approval. The Trustees have no present intention to make any such change and intend to submit any proposed material change in investment objective to shareholders in advance for their approval.

The VT Worldwide Health Sciences Fund invests primarily in securities (primarily common stocks) of companies principally engaged in the development, production or distribution of products or services related to scientific advances in health care, including biotechnology, diagnostics, managed health care, medical equipment and supplies, and pharmaceuticals. At the time the Fund makes an investment, 50% or more of the company's sales, earnings or assets will arise from or will be dedicated to the application of scientific advances related to health care. The Fund may invest in securities of both established and emerging companies, some of which may be denominated in foreign currencies.

Many health sciences companies are subject to substantial governmental regulations that can affect their prospects. Changes in governmental policies, such as reductions in the funding of third-party payment programs, may have a material effect on the demand for particular health care products and services. Regulatory approvals (often entailing lengthy application and testing procedures) are also generally required before new drugs and certain medical devices and procedures may be introduced. Many of the products and services of companies engaged in medical research and health care are also subject to relatively high risks of rapid obsolescence caused by progressive scientific and technological advances. The enforcement of patent, trademark and other intellectual property laws will affect the value of many such companies. The VT Worldwide Health Sciences Fund will invest in securities of emerging growth health sciences companies, which may offer limited products or services or which are at the research and developmental stage with no marketable or approved products or technologies.

The portfolio manager seeks to purchase stocks that are favorably priced in relation to their fundamental value, and which will grow in value over time. In making each investment decision, the portfolio manager may draw upon the information provided by, and the expertise of, the investment adviser's research staff. The stock selection process will be based on numerous factors, including the potential to increase market share (for larger companies), and the potential of research and development projects (for smaller companies). The stock selection process is highly subjective.

The VT Income Fund of Boston may hold debt securities that are unrated or in the lowest rating categories (rated C by Moody's or D by S&P). Bonds rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated D by S&P are in payment default or a bankruptcy petition has been filed and debt service payments are jeopardized. In order to enforce its rights with defaulted securities, the Fund may be required to retain legal counsel and/or a financial adviser. This may increase the Fund's operating expenses and adversely affect net asset value.

The credit quality of most securities held by the VT Income Fund of Boston reflects a greater possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at favorable prices. In the absence of a liquid trading market for securities held by it, the Fund may have difficulties determining the fair market value of such securities.

Although the investment adviser considers security ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. In evaluating the quality of a particular security, whether rated or unrated, the investment adviser will normally take into consideration, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. Because of the greater number of investment considerations involved in investing in high yield bonds, the achievement of the VT Income Fund of Boston's objectives depends more on the investment adviser's judgment and analytical abilities than would be the case if the Fund invested primarily in securities in the higher rating categories. While the investment adviser will attempt to reduce the risks of investing in lower rated or unrated securities through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified portfolio of such securities would substantially lessen the risks of defaults brought about by an economic downturn or recession. Moreover, the Fund may invest up to 25% of its assets in any one industry, which may expose the Fund to unique risks of that industry.


The VT Income Fund of Boston may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stocks on which the interest is payable in-kind ("PIK securities"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK securities provide that the issuer thereof may, at its option, pay interest in cash or in the form of additional securities. Such investments may experience greater volatility in market value due to changes in interest rates. The Fund accrues income on these investments and is required to distribute its income each year. The Fund may be required to sell securities to obtain cash needed for income distributions.


The value of VT Income Fund of Boston shares will usually change in response to interest rate fluctutations. When interest rates decline, the value of securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing portfolio securities can be expected to decline. Other economic factors (such as a large downward movement in stock prices or a poor economic environment) can also adversely impact the high yield bond market. Rating downgrades of securities held by the Fund may reduce their value.

Common Investment Practices. The VT Information Age Fund and the VT Worldwide Health Sciences Fund may invest in equity securities of smaller, less seasoned companies. Such securities are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. Smaller companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. There is generally less publicly available information about such companies than for larger, more established companies. Each Fund may make direct investments in companies in private placement transactions. Because of the absence of any public trading market for some of these investments (such as those that are legally restricted) it may take longer to liquidate these positions at fair value than would be the case for publicly traded securities.


The VT Information Age and VT Worldwide Health Sciences Funds may invest significantly in foreign securities. The VT Floating-Rate Income Fund may invest up to 25% of total assets in foreign securities, predominantly in developed countries. The VT Income Fund of Boston may invest up to 25% of total assets in foreign securities which are predominantly U.S. dollar denominated. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), and relations between nations, and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. Transactions in the securities of foreign issuers could be subject to settlement delays and risk of loss. As an alternative to holding foreign-traded securities, the Funds may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts which evidence ownership in underlying foreign securities).


With respect to non-dollar denominated securities, the Funds may use hedging techniques (such as forward currency exchange contracts and options) to attempt to mitigate adverse effects of foreign currency fluctuations. Forward currency exchange contracts allow a Fund to establish a currency exchange rate with payment and delivery at a future date. They are subject to a risk of loss due to unanticipated changes in currency exchange rates and default by the counterparty to the contract. There can be no assurance that this hedging strategy will be advantageous to a Fund. For the Funds, currency exchange rates may fluctuate significantly over short periods of time causing a Fund's net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies.


Each Fund may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to a Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Funds will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets. During unusual market conditions, VT Floating-Rate Income, VT Information Age and VT Worldwide Health Sciences Funds may temporarily invest up to 100% of their assets in cash or cash equivalents. The VT Income Fund of Boston may temporarily invest up to 35% of its assets in cash or cash equivalents. While temporarily invested, a Fund may not achieve its investment objective. While at times a Fund may use alternative investment strategies in an effort to limit losses, it may choose not to do so.


Each Fund may, with the approval of the Trustees of the Trust, seek its investment objectives by investing all of its assets in another registered investment company, although none of the Funds currently intend to do so.

Portfolio Turnover. The annual portfolio turnover rate for each Fund may exceed 100%. A fund with high turnover (100% or more) pays more commissions and may generate more capital gains than a fund with a lower rate. Paying more commissions may also reduce return.

MANAGEMENT AND ORGANIZATION


Management. Eaton Vance Management ("Eaton Vance"), The Eaton Vance Building, 255 State Street, Boston, MA 02109, manages the VT Income Fund of Boston and the VT Floating-Rate Income Fund. Eaton Vance and Lloyd George Investment Management (Bermuda) Limited ("Lloyd George"), 3808 One Exchange Square, Central, Hong Kong, co-manage the VT Information Age Fund, with non-U.S. assets managed by

Lloyd George and U.S. assets managed by Eaton Vance. OrbiMed Advisers, Inc. ("OrbiMed"), 767 3rd Avenue, New York, NY 10017, manages the VT Worldwide Health Sciences Fund. An investment adviser manages the investments of a fund.

Eaton Vance receives a monthly advisory fee equivalent to 0.575% annually of the average daily net assets of the VT Floating-Rate Income Fund up to $1 billion, 0.525% of up to $2 billion, 0.500% of up to $5 billion and 0.480% of $5 billion and over.

Scott H. Page and Payson F. Swaffield, Vice Presidents of Eaton Vance, are co-portfolio managers of the VT Floating-Rate Income Fund (since inception) and of other Eaton Vance floating-rate loan portfolios (since August 1, 1996). Prior thereto, Messrs. Page and Swaffield were senior analysts of Eaton Vance.


Eaton Vance receives a monthly advisory fee equivalent to 0.625% annually of the average daily net assets of the VT Income Fund of Boston throughout the month.


Michael Weilheimer and Thomas Huggins are co-portfolio managers of the VT Income Fund of Boston (since inception). Mr. Weilheimer and Mr. Huggins also co-manage or manage other Eaton Vance portfolios. Each is a Vice President of Eaton Vance. Prior to 1996, Mr. Weilheimer was a senior analyst in the Eaton Vance high yield bond group. Mr. Huggins joined Eaton Vance in April 1997 as the head of high yield bond trading. Prior to joining Eaton Vance, Mr. Huggins was a fixed income trader for John Hancock Mutual Funds.

Eaton Vance and Lloyd George receive a monthly advisory fee to be divided equally between them. The fee is equivalent to 0.75% annually of the average daily net assets of the VT Information Age Fund up to $500 million. This fee declines at intervals above $500 million as follows: 0.70% of average daily net assets of $500 million up to $1 billion, 0.65% of $1 billion up to $1.5 billion, 0.60% of $1.5 billion up to $2 billion, 0.55% of $2 billion up to $3 billion and 0.50% of $3 billion and over.


Duncan W. Richardson and Jacob Rees-Mogg have been the portfolio managers of the VT Information Age Fund since inception. Mr. Richardson also manages other Eaton Vance portfolios, has been an Eaton Vance portfolio manager for more than 5 years, and is a Senior Vice President of Eaton Vance. Mr. Rees-Mogg also manages other Eaton Vance portfolios, is an Investment Manager for Lloyd George and has been employed by Lloyd George for more than 5 years.


OrbiMed receives a monthly fee equivalent to 1.00% annually of the VT Worldwide Health Sciences Fund's average daily net assets up to $30 million of assets, 0.90% of the next $20 million of assets, and 0.75% on assets in excess of $50 million. For assets of $500 million or more, the advisory fee is 0.70% for $500 million but less than $1 billion, 0.65% for $1 billion but less than $1.5 billion, $0.60% for $1.5 billion but less than $2 billion, 0.55% for $2 billion but less than $3 billion and 0.50% for $3 billion and over. OrbiMed may receive a performance-based adjustment of up to 0.25% of the average daily net assets of the VT Worldwide Health Sciences Fund based upon its investment performance compared to the Standard & Poor's Index of 500 Common Stocks over specified periods. The performance fee adjustment to the advisory fee is as follows: after 12 months, the basic advisory fee is subject to upward or downward adjustment depending upon whether, and to what extent, the investment performance of the VT Worldwide Health Sciences Fund differs by at least one percentage point from the record of the Standard & Poor's Index of 500 Common Stocks over the same period. Each percentage point difference is multiplied by a performance adjustment rate of 0.025%. The maximum adjustment plus/ minus is 0.25%. One twelfth (1/12) of this adjustment is applied each month to the average daily net assets of the Fund over the entire performance period. This adjustment shall be based on a rolling period of up to and including the most recent 36 months. Fund performance shall be total return as computed under Rule 482 under the Securities Act of 1933.


Samuel D. Isaly is the portfolio manager of the VT Worldwide Health Sciences Fund (since inception). He is Managing Partner of OrbiMed and has been employed by OrbiMed (or its predecessor) for more than 5 years.


Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage over $45 billion on behalf of mutual funds, institutional clients and individuals. Lloyd George and its affiliates act as investment adviser to various individual and institutional clients and manage $2.6 billion in assets. Eaton Vance's corporate parent owns 20% of Lloyd George's corporate parent. Lloyd George and its affiliates are domiciled outside of the United States. Because of this, it would be difficult for the Trust to bring a claim or enforce a judgment against them. OrbiMed is an investment advisory firm registered with the Securities and Exchange Commission. OrbiMed and its principals have provided investment advisory and management services to clients since 1989.

Eaton Vance serves as administrator of each Fund. In this capacity, Eaton Vance administers the affairs of each Fund and provides certain office facilities. In return, each Fund is authorized to pay Eaton Vance a fee of 0.25% of average daily net assets.

Organization. Each Fund is a series of Eaton Vance Variable Trust, a Massachusetts business trust. The Funds do not hold annual shareholder meetings, but may hold special meetings for matters that require shareholder approval (like electing or removing trustees, approving management contracts or changing investment policies that may only be changed with shareholder approval).


PRIOR PERFORMANCE OF SIMILAR FUNDS


Because none of the VT Floating-Rate Income Fund, VT income Fund of Boston, VT Information Age Fund and VT Worldwide Health Sciences Fund have commenced operations as of the date of this prospectus, none of the Funds have any operating history or performance information. However, each Fund is expected to be managed in a style that is substantially similar to that of Eaton Vance Prime Rate Reserves ("Retail Prime Rate Reserves"), Eaton Vance Income Fund of Boston ("Retail Income Fund"), Eaton Vance Information Age Fund ("Retail Information Age Fund") and Eaton Vance Worldwide Health Sciences Fund ("Retail Worldwide Health Sciences Fund"), (respectively, each of which is managed by the same management team as its corresponding fund in the Eaton Vance Variable Trust ("Variable Trust") and which has investment objectives and policies identical to the Variable Trust Funds. Retail Prime Rate Reserves, Retail Income Fund, Retail Information Age Fund and Retail Worldwide Health Sciences Fund (sometimes referred to in this prospectus as the "Retail Funds") are registered investment companies that offer their shares to the general public. The performance information below relates solely to the Retail Funds. Past performance is no guarantee of future results. Moreover, although each Variable Trust Fund is expected to be managed in a style that is substantially similar to that of its corresponding Retail Fund, the relevant Variable Trust Fund will not have the same performance as the corresponding Retail Fund. The relevant Variable Trust Fund's performance may vary from that of the corresponding Retail Fund due to factors including differences in the Fund's expenses, cash flows and portfolio sizes, as well as differences in the tax considerations of the Fund's shareholders.

                          Retail Income Fund of Boston

Performance Information. The following bar chart and table provide information about the investment performance of Retail Income Fund, including a comparison of that Fund's performance to the performance of an index of corporate obligations. The following returns are for Class A shares of the Retail Income Fund for each calendar year through December 31, 2000 and do not reflect any sales charge. The information does not reflect any insurance-related charges or fees or expenses charges associated with the Retail Income Fund. If such charges were reflected, the returns would be lower. Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses. Although past performance is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

42.84%  18.28%  17.97%  -1.28%  15.29%  13.74%  16.28%  2.90%   12.19%  -7.62%
--------------------------------------------------------------------------------
1991    1992    1993    1994    1995    1996    1997    1998    1999    2000

Retail Income Fund's highest quarterly total return was 11.90% for the quarter ended 3/31/91 and its lowest quarterly total return was -8.16% for the quarter ended 12/31/00. For the thirty-day period ended 9/30/00, the yield of the Retail Income Fund was 9.26%. For current yield information call 1-800-225-6265.

Average Annual Total Return                       One        Five          Ten
as of December 31, 2000                           Year       Years         Years
--------------------------------------------------------------------------------
Retail Income Fund                               -11.97%     6.07%        11.79%
C.S. First Boston Global High Yield Bond Index    -5.21%     4.51%        11.20%


The C.S. First Boston Global High Yield Bond Index is an unmanaged index of corporate bonds. Investors cannot invest directly in an Index. (Source for C.S. First Boston Global High Yield Bond Index returns: C.S. First Boston).

                           Retail Information Age Fund

Performance Information. The following bar chart and table provide information about the investment performance of Retail Information Age Fund, including a comparison of that Fund's performance to the performance of a global index of equity securities. The following returns are for Class B shares of the Retail Information Age Fund for each calendar year through December 31, 2000 and do not reflect any sales charge. The information does not reflect any insurance-related charges or fees or expenses associated with the VT Information Age Fund. If such adjustments were made, the returns would be lower. Please refer to the prospectus for your insurance contract for information about those charges and for performance data reflecting those charges and expenses. Although past performance is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.


13.61%          16.86%          21.91%          82.55%          -17.79%
--------------------------------------------------------------------------------
1996            1997            1998            1999            2000

The Retail Information Age Fund's highest quarterly total return was 42.96% for the quarter ended 12/31/99, and its lowest quarterly return was -12.11% for the quarter ended 9/30/98.


Average Annual Total Return                         One         Five       Ten
as of December 31, 2000                             Year        Years      Years
--------------------------------------------------------------------------------
Retail Information Age Fund                        -21.66%      19.23%    18.92%
Morgan Stanley Capital International World Index    -7.64%      12.40%    12.37%

Life of Fund returns are calculated from September 30, 1995. The MSCI World Index is an unmanaged index of global stocks. Investors cannot invest directly in an Index. (Source: Lipper Inc.

                           Retail Prime Rate Reserves

Performance Information. The following bar chart and table provide information about the investment performance of Retail Prime Rate Reserves, including a comparison of that Fund's performance to the performance of a representative index of tradable, senior, secured, U.S. dollar-denominated leveraged loans. The following returns are for shares of the Retail Prime Rate Reserves for each calendar year through December 31, 2000 and do not reflect any sales charge. The information does not reflect any insurance-related charges or fees or expenses charges associated with Retail Prime Rate Reserves. If such charges were reflected, the returns would be lower. Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses. Although past performance is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

7.76%   6.18%   5.34%   6.08%   8.06%   6.84%   6.98%   6.92%   5.90%   3.89%
--------------------------------------------------------------------------------
1991    1992    1993    1994    1995    1996    1997    1998    1999    2000

The Fund's highest quarterly total return was 2.47% for the quarter ended December 31, 1994, and its lowest quarterly return was -0.34% for the quarter ended December 31, 2000.


Average Annual Total Return                        One          Five       Ten
as of December 31, 2000                            Year         Years      Years
--------------------------------------------------------------------------------
Prime Rate Reserves                                3.89%        6.10%      6.39%
Donaldson, Lufkin & Jenrette Leveraged Loan Index  4.94%        6.13%        N/A

Fund returns in the table reflect the applicable early withdrawal charge in the most recent five years. The Donaldson, Lufkin & Jenrette Leveraged Loan Index (the "DLJ Index") is a representative index of tradable, senior, secured, U.S. dollar-denominated leveraged loans. Investors cannot invest directly in an Index. Source: Donaldson, Lufkin & Jenrette. The DLJ Index commenced in January 1992.

                      Retail Worldwide Health Sciences Fund

Performance Information. The following bar chart and table provide information about the investment performance of the Retail Worldwide Health Sciences Fund, including a comparison of that Fund's performance to the performance of domestic and foreign stock indices. The following returns are for Class A shares of the Retail Worldwide Health Sciences Fund for each calendar year through December 31, 2000 and do not reflect any sales charge. The information does not reflect any insurance-related charges or fees or expenses associated with the VT Worldwide Health Sciences Fund. If such adjustments were made, the returns would be lower. Please refer to the prospectus for your insurance contract for information about those charges and for performance data reflecting those charges and expenses. Although past performance is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

42.22%  2.26%   26.41%  -6.42%  61.21%  18.39%  10.49%  23.45%  23.92%  81.66%
--------------------------------------------------------------------------------
1991    1992    1993    1994    1995    1996    1997    1998    1999    2000

The Retail Worldwide Health Sciences Fund's highest quarterly total return was 27.16% for the quarter ended 12/31/98 and the lowest quarterly return was -16.76% for the quarter ended 9/30/90. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2000 to September 30, 2000) was 79.43%

Average Annual Total Return                    One          Five           Ten
as of December 31, 2000                        Year         Years          Years
--------------------------------------------------------------------------------
Retail Worldwide Health Sciences Fund          71.22%       27.92%        25.25%
Standard & Poor's 500 Index                    -9.10%       18.33%        17.44%
Morgan Stanley Capital International Europe,
  Australasia & Far East Index                 14.17%        7.13%         8.24%


The Standard & Poor's 500 Index is an unmanaged index of common stocks trading in the U.S. The MSCI EAFE Index is an unmanaged index of foreign stocks. Investors cannot invest directly in an Index. (Source: Lipper Inc.) The Fund's performance is compared to the performance of a domestic and a foreign index because it invests in domestic and foreign securities.


VALUING SHARES

Each Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value. Most debt securities are valued by an independent pricing service. Exchange-listed securities are valued at closing sale prices; however, an investment adviser may use the fair value of a security if events occurring after the close of a securities market would materially affect net asset value or market prices are unavailable. Because foreign securities trade on days when Fund shares are not priced, net asset value can change at times when Fund shares cannot be redeemed.

Eaton Vance values interests in Senior Loans held by the VT Floating-Rate Income Fund pursuant to valuation procedures approved by the Portfolio's Trustees. Under these procedures, Senior Loans, when initially acquired by the Fund, are valued at cost. Certain Senior Loans are deemed to be "liquid" because reliable market quotations are readily available for them. Eaton Vance values these liquid Senior Loans at their market value, so that they are marked to market daily. Eaton Vance values all other Senior Loans at their fair value. In determining the fair value of a Senior Loan, Eaton Vance will consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the reputation and financial condition of the Agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. The fair value of each Senior Loan is reviewed and approved by Eaton Vance's Valuation Committee and by the Trust's Trustees.

PURCHASING AND REDEEMING SHARES


The Trust has an underwriting agreement relating to the Funds with Eaton Vance Distributors, Inc. ("EVD"), 255 State Street, Boston, MA 02109. EVD intends to offer shares of each Fund continuously to separate accounts of various insurance companies. The underwriting agreement presently provides that EVD accepts orders for shares at net asset value and no sales commission or load is charged. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of a Fund must be received by EVD before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems Fund shares.

Please check with your insurance company to determine which Funds are available under your variable annuity contract or variable life insurance policy. Certain Funds may not be available in your state due to various insurance regulations. Inclusion in this prospectus of a Fund that is not available in your state is not to be considered a solicitation. This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The Funds currently do not foresee any disadvantages to policyowners arising out of the fact that the Funds may offer their shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any Fund to any separate account or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities laws. The Trustees may suspend transactions in shares of the Funds when trading on the New York Stock Exchange is closed or restricted, when an emergency exists that makes it impracticable for a Fund to sell or value its portfolio securities or with the permission of the Securities and Exchange Commission.


Service Fees. Each Fund has adopted a plan that allows each Fund to pay service fees to insurance companies for providing personal and/or account services to account holders of insurance product separate accounts which will be equal to 0.25% of average daily net assets annually which will be paid quarterly. After the sale of shares, the principal underwriter receives the service fees payable for those shares for the first year after the sale. Thereafter insurance companies receive service fees based on the value of shares held by such companies.


TAX INFORMATION

Each Fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of such Funds unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date and distributions are reinvested using the net asset value determined on the day following the distribution payment date.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some withdrawals from such contracts may be taxable at ordinary income tax rates. In addition, withdrawals before age 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each Fund intends to comply with these requirements. If a Fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

Each Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts.For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

{LOGO}          Investing
EATON VANCE       for the
Mutual Funds         21st
                  Century(R)









More Information
--------------------------------------------------------------------------------

     About the Funds: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Funds' investments will be available in the annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting:

                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com

     You will find and may copy information about each Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:// www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.


--------------------------------------------------------------------------------



The Trust's SEC File No. is 811-10067.                                       VTP

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Satement of Additional Information, which is not a prospectus, is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                  SUBJECT TO COMPLETION -- FEBRUARY 12, 2001

                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                                   , 2001

                    EATON VANCE VT FLOATING-RATE INCOME FUND

                     EATON VANCE VT INCOME FUND OF BOSTON
                     EATON VANCE VT INFORMATION AGE FUND
                EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND

                           The Eaton Vance Building
                               255 State Street
                         Boston, Massachusetts 02109
                                (800) 225-6265

    This Statement of Additional Information ("SAI") provides general information about the Funds listed above. Each Fund is a series of Eaton Vance Variable Trust. Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:


                                                                          Page
    Strategies and Risks .............................................     1

    Investment Restrictions ..........................................    13
    Management and Organization ......................................    14
    Investment Advisory and Administrative Services ..................    17
    Other Service Providers ..........................................    19
    Purchasing and Redeeming Shares ..................................    20
    Service Plan .....................................................    21
    Performance ......................................................    21
    Taxes ............................................................    23
    Portfolio Security Transactions ..................................    24
    Financial Statements .............................................    26

    Appendix: Corporate Bond Ratings .................................   a-1

    Although each Fund offers only its shares of beneficial interest, it is possible that a Fund might become liable for a misstatement or omission in this SAI regarding another Fund because the Funds use this combined SAI. The Trustees of the Trust have considered this factor in approving the use of a combined SAI.


THIS IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUNDS' PROSPECTUS DATED
        , 2001, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS, WHICH MAY BE OBTAINED BY CALLING 1-800-225-6265.

                             STRATEGIES AND RISKS

VT FLOATING-RATE INCOME FUND. VT Floating-Rate Income Fund invests primarily in senior secured floating rate loans. The Fund will also invest a substantial portion of assets in debt obligations issued in connection with corporate restructurings. At least 65% of the Fund's total assets will be invested in income producing floating rate loans and other floating rate debt securities. The Fund may also purchase investment grade fixed income debt securities and money market instruments.


VT INCOME FUND OF BOSTON. The VT Income Fund of Boston seeks to achieve its primary investment objective, as much current income as possible, by investing primarily in high-yielding, high risk, fixed-income securities. In addition to lower-rated bonds, the Fund may invest in higher-rated securities. A substantial portion of the Fund's portfolio will generally consist of fixed-income securities and dividend paying stocks. However, the Fund may also, from time to time, invest in non-income producing bonds and obligations and in non- dividend paying stocks and rights and warrants when it believes there is a substantial opportunity for capital appreciation. Any realized gains from such capital appreciation provide an opportunity for increasing the Fund's investment in income producing securities. Bonds and preferred stocks will tend to be acquired for current income and reasonable stability of capital; convertible securities and common stocks will normally be acquired for their growth potential as well as their yield. The percentages of assets invested in fixed-income securities and the type of such securities held by the Fund will vary and may include a broad range of quality in rated and unrated debt securities, as described in the prospectus. The Fund does not invest in companies for the primary purpose of acquiring control or management thereof.

    The Fund may dispose of fixed-income securities on a short term (less than six months) basis in order to take advantage of differentials in bond prices and yields or of fluctuations in interest rates consistent with its investment objective. Other securities may also be disposed of earlier than originally anticipated because of changes in business trends or developments, or other circumstances believed to render them vulnerable to price decline or otherwise undesirable for continued holding.

    The rating assigned to a security by a rating agency does not reflect assessment of the volatility of the security's market value or of the liquidity of an investment in the securities. Credit ratings are based largely on the issuer's historical financial condition and the rating agency's investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition. Credit quality in the high yield high risk bond market can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security.

    Certain securities held by the Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

    The corporate bond ratings are set forth in the Appendix.

VT INFORMATION AGE FUND. Under normal market conditions, the VT Information Age Fund will invest at least 65% of its total assets in securities of information age companies. Securities eligible for purchase include common and preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign investors in markets that restrict ownership by foreign investors to certain classes of equity securities; convertible preferred stocks; and other convertible instruments. Convertible debt instruments generally will be rated below investment grade (i.e., rated lower than Baa by Moody's or lower than BBB by S&P) or, if unrated, determined by an investment adviser to be of equivalent quality. Convertible debt securities so rated are commonly called "junk bonds" and have risks similar to equity securities; they are speculative and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. Such below investment grade debt securities will not exceed 20% of total assets.

VT WORLDWIDE HEALTH SCIENCES FUND. Under normal market conditions, the VT Worldwide Health Sciences Fund will invest at least 65% of its total assets in securities of health sciences companies, including common and preferred stocks; equity interests in partnerships; convertible preferred stocks; and other convertible instruments. Convertible debt instruments generally will be rated below investment grade (i.e., rated lower than Baa by Moody's or lower than BBB by S&P) or, if unrated, determined by OrbiMed to be of equivalent quality. Convertible debt securities so rated are commonly called "junk bonds" and have risks similar to equity securities; they are speculative and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. Such below investment grade debt securities will not exceed 20% of total assets.


SENIOR LOANS. VT Floating-Rate Income Fund (and to a lesser extent VT Income Fund of Boston) invest in Senior Loans which are more fully described below.


STRUCTURE OF SENIOR LOANS. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a lending syndicate of financial institutions ("Lenders"). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders.

    Senior Loans include senior secured floating rate loans and institutionally traded senior secured floating rate debt obligations issued by an asset-backed pool, and interests therein. Loan interests generally take the form of direct interests acquired during a primary distribution and may also take the form of participation interests in, assignments of, or novations of a Senior Loan acquired in secondary markets. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests.

    The Funds may purchase "Assignments" from Lenders. The purchase of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

    The Funds also may invest in "Participations". Participations by a Fund in a Lender's portion of a Senior Loan typically will result in a Fund having a contractual relationship only with such Lender, not with the Borrower. As a result, a Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by such Lender of such payments from the Borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower and a Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, a Fund may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of such Lender. The selling Lenders and other persons interpositioned between such Lenders and a Fund with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

    A Fund will only acquire Participations if the Lender selling the Participation, and any other persons interpositioned between a Fund and the Lender, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor's Ratings Group ("S&P") or Baa or P-3 or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by another nationally recognized rating agency (each a "Rating Agency")) or determined by the investment adviser to be of comparable quality. Securities rated Baa by Moody's have speculative characteristics. Similarly, a Fund will purchase an Assignment or Participation or act as a Lender with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade or determined by the investment adviser to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation and issues of commercial paper rated P-3 by Moody's are considered by Moody's to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced.

LOAN COLLATERAL. In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In certain instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.

LENDING FEES. In the process of buying, selling and holding Senior Loans a Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by a Fund may include covenant waiver fees and covenant modification fees.

BORROWER COVENANTS. A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the Lender or lending syndicate (the "Loan Agreement"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the lenders directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

ADMINISTRATION OF LOANS. In a typical Senior Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. A Fund will generally rely upon the Agent or an intermediate participant to receive and forward to a Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement a Fund has direct recourse against the Borrower, a Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, a Fund will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of a Fund and the other lenders pursuant to the applicable Loan Agreement.

    A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of a Fund were determined to be subject to the claims of the Agent's general creditors, a Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.

PREPAYMENTS. Senior Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a Fund derives interest income will be reduced. However, a Fund may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Fund's performance because a Fund should be able to reinvest prepayments in other Senior Loans that have similar or identical yields and because receipt of such fees may mitigate any adverse impact on the Fund's yield.

OTHER INFORMATION REGARDING SENIOR LOANS. From time to time the investment adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to or acquire them from a Fund or may be intermediate participants with respect to Senior Loans in which a Fund owns interests. Such banks may also act as Agents for Senior Loans held by a Fund.

    A Fund may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

    A Fund may acquire interests in Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A Fund may also invest in Senior Loans of Borrowers who have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

    To the extent that collateral consists of the stock of the Borrower's subsidiaries or other affiliates, a Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, a Fund may invest in Senior Loans guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans.

    If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate a Fund's security interest in the loan collateral or subordinate a Fund's rights under the Senior Loan to the interests of the Borrower's unsecured creditors. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to a Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Fund's security interest in loan collateral. If a Fund's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, it is unlikely that a Fund would be able to recover the full amount of the principal and interest due on the Loan.

    A Fund may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities will only be incidental to a Fund's purchase of a Senior Loan. A Fund may also acquire equity securities issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of the investment adviser, may enhance the value of a Senior Loan or would otherwise be consistent with the Portfolio's investment policies.

REGULATORY CHANGES. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

INTEREST RATE SWAPS. A Fund may enter into interest rate swaps on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. For example, if a Fund holds a Senior Loan with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the Senior Loan because of subsequent changes in interest rates. This would protect a Fund from a decline in the value of the Senior Loan due to rising interest rates, but would also limit its ability to benefit from falling interest rates.

    A Fund will enter into interest rate swaps only on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes and because a segregated account will be used, a Fund will not treat them as being subject to a Fund's borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a Fund's custodian. A Fund will not enter into any interest rate swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the investment adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

    A Fund may enter into interest rate swaps only with respect to positions held in its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make or receive. Since interest rate swaps are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its rights to receive interest on Senior Loans and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

BOND RATINGS. The rating assigned to a security by a rating agency does not reflect assessment of the volatility of the security's market value or of the liquidity of an investment in the securities. Credit ratings are based largely on the issuer's historical financial condition and the rating agency's investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security.

CALLS. Certain securities held by a Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, a Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

SMALLER COMPANIES. The investment risk associated with smaller or emerging companies is higher than that normally associated with larger, older companies due to the greater business risks associated with small size, the relative age of the company, limited product lines, distribution channels and financial and managerial resources. Further, there is typically less publicly available information concerning smaller companies than for larger, more established ones. The securities of small companies are often traded only over-the-counter and may not be traded in the volumes typical of trading on a national securities exchange. As a result, in order to sell this type of holding, a Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time. The prices of this type of security may be more volatile than those of larger companies which are often traded on a national securities exchange.

FOREIGN INVESTMENTS. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States. In some countries delayed settlements are customary, which increases the risk of loss.

    Each Fund may also invest in securities that are dollar-denominated and/or listed on an American stock exchange such as American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts
(GDRs). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting and other shareholder rights, and they may be less liquid.

FOREIGN CURRENCY TRANSACTIONS. Because investments in companies whose principal business activities are located outside of the United States will frequently involve currencies of foreign countries, and because assets of a Fund may temporarily be held in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. A Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into swaps, forward contracts, options or futures on currency. On spot transactions, foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

CURRENCY SWAPS. A Fund may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If an investment adviser is incorrect in its forecasts of market values and currency exchange rates, a Fund's performance will be adversely affected.

    Currency swaps require maintenance of a segregated account described under "Asset Coverage Requirements" below. Each Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the investment adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Forward contracts are individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency (or basket of currencies) for an agreed price at a future date, which may be any fixed number of days from the date of the contract. Each Fund may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the Fund's investment adviser determines that there is an established historical pattern or correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies a Fund's exposure to foreign currency exchange rate fluctuations. Each Fund may also use forward contracts to shift its exposure to foreign currency exchange rate changes from one currency to another.

    Each Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when management of a Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held by the Fund denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Fund's foreign assets.

SPECIAL RISKS ASSOCIATED WITH CURRENCY TRANSACTIONS. Transactions in forward contracts, as well as futures and options on foreign currencies, are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

    Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying forward contracts, futures contracts and options. As a result, the available information on which a Fund's trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with securities and other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing a Fund from responding to such events in a timely manner.

    Settlements of over-the-counter forward contracts or of the exercise of foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires parties to such contracts to accept or make delivery of such currencies in conformity with any United States or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

    Unlike currency futures contracts and exchange-traded options, options on foreign currencies and forward contracts are not traded on contract markets regulated by the Commodity Futures Trading Commission ("CFTC") or (with the exception of certain foreign currency options) the Securities and Exchange Commission (the "SEC"). To the contrary, such instruments are traded through financial institutions acting as market-makers. (Foreign currency options are also traded on the Philadelphia Stock Exchange subject to SEC regulation). In an over-the-counter trading environment, many of the protections associated with transactions on exchanges will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer could lose amounts substantially in excess of its initial investment due to the margin and collateral requirements associated with such option positions. Similarly, there is no limit on the amount of potential losses on forward contracts to which a Fund is a party.

    In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contacts, and a Fund may be unable to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. This in turn could limit a Fund's ability to realize profits or to reduce losses on open positions and could result in greater losses.

    Furthermore, over-the-counter transactions are not backed by the guarantee of an exchange's clearing corporation. A Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue its role as market-maker in a particular currency, thereby restricting a Fund's ability to enter into desired hedging transactions. A Fund will enter into over-the-counter transactions only with parties whose creditworthiness has been reviewed and found satisfactory by an investment adviser.

    The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the Options Clearing Corporation ("OCC"), which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures for exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

FIXED-INCOME SECURITIES. VT Income Fund of Boston invests primarily in fixed-income securities and VT Worldwide Health Sciences and VT Information Age Funds invest in such securities to a much lesser extent. Included in the fixed-income securities in which a Fund may invest are preferred, preference and convertible stocks, equipment lease certificates, equipment trust certificates and conditional sales contracts. Preference stocks are stocks that have many characteristics of preferred stocks, but are typically junior to an existing class of preferred stocks. Equipment lease certificates are debt obligations secured by leases on equipment (such as railroad cars, airplanes or office equipment), with the issuer of the certificate being the owner and lessor of the equipment. Equipment trust certificates are debt obligations secured by an interest in property (such as railroad cars or airplanes), the title of which is held by a trustee while the property is being used by the borrower. Conditional sales contracts are agreements under which the seller of property continues to hold title to the property until the purchase price is fully paid or other conditions are met by the buyer.

    The Funds may purchase fixed-rate bonds which have a demand feature allowing the holder to redeem the bonds at specified times. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, since the Funds may retain the bond if interest rates decline. By acquiring these kinds of bonds the Funds obtain the contractual right to require the issuer of the bonds to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement or instrument. Since this right is assignable only with the bond, the Funds will not assign any separate value to such right. The Funds may also purchase floating or variable rate obligations, which it would anticipate using as short-term investments pending longer term investment of its funds.


LOAN INTERESTS. VT Floating-Rate Income Fund and VT Income Fund of Boston limit the amount of total assets that each will invest in any one issuer or in issuers within the same industry. See Investment Restrictions (4), (9) and (10) below. For purposes of these restrictions, each Fund generally will treat the borrower as the "issuer" of a Loan Interest held by the Fund. In the case of loan participations where the Agent or Intermediate Participant serves as financial intermediary between the Fund and the borrower, the Fund, in appropriate circumstances, will treat both the Agent or Intermediate Participant and the borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.


DERIVATIVE INSTRUMENTS. Each Fund may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) to enhance return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates to change the duration of its portfolio or as a substitute for the purchase or sale of securities or currencies. Options may be written to enhance income. A Fund's transactions in derivative instruments may be in the U.S. or abroad and may include the purchase or sale of futures contracts on securities, securities indices, other indices, other financial instruments or currencies; options on futures contracts; exchange-traded and over-the-counter options on securities, indices or currencies; and forward foreign currency exchange contracts. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed a Fund's initial investment in these instruments. In addition, a Fund may lose the entire premium paid for purchased options that expire before they can be profitably exercised by a Fund. A Fund incurs transaction costs in opening and closing positions in derivative instruments. Under regulations of the CFTC, the use of futures transactions for non-hedging purposes is limited. There can be no assurance that a Fund's investment adviser's use of derivative instruments will be advantageous.

    Each Fund may enter into futures contracts, and options on futures contracts, traded on an exchange regulated by the CFTC and on foreign exchanges, but, with respect to foreign exchange-traded futures contracts and options on such futures contracts, only if a Fund's investment adviser determines that trading on each such foreign exchange does not subject the Fund to risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

    In order to hedge its current or anticipated portfolio positions, a Fund may use futures contracts on securities held in its Fund or on securities with characteristics similar to those of the securities held by the Fund. If, in the opinion of a Fund's investment adviser, there is a sufficient degree of correlation between price trends for the securities held by the Fund and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy.

    A Fund may purchase call and put options, subject to the Asset Coverage Requirements set forth below. A Fund may only write a put option on a security that it intends to acquire for its investment portfolio.

    To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the CFTC, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Fund's investments, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into.

OPTIONS ON SECURITIES. An options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

    There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

FUTURES CONTRACTS. All futures contracts entered into by a Fund are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). The Fund may purchase and write call and put options on futures contracts which are traded on a United States exchange or board of trade.

    A Fund will engage in futures and related options transactions for bona fide hedging or non-hedging purposes as defined in or permitted by CFTC regulations. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the Fund as a regulated investment company for federal income tax purposes.

    To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the CFTC, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. The Funds do not intend to engage in such transactions during the fiscal year ending December 31, 2000, and there is no assurance that they will engage in such transactions in the future.

RISKS ASSOCIATED WITH DERIVATIVE INSTRUMENTS. Entering into a derivative instrument involves a risk that the applicable market will move against a Fund's position and that the Fund will incur a loss. For derivative instruments other than purchased options, this loss may exceed the amount of the initial investment made or the premium received by a Fund. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the Fund's exposure to the price volatility of derivative instruments it holds. A Fund's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Fund assets. Over-the- counter ("OTC") derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are subject to a Fund's 15% limit on illiquid investments. A Fund's ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the extent to which the Fund may purchase and sell derivative instruments. A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of its corresponding Fund as a regulated investment company for federal income tax purposes.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell) with respect to its permitted investments, but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. In the event of the bankruptcy of the other party to a repurchase agreement, a Fund might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities a Fund purchased may be have decreased, the Fund could experience a loss. All Funds except VT Floating-Rate Fund intend to invest no more than 5% of their respective total assets in repurchase agreements under normal circumstances. At no time will any of these Funds commit more than 15% of its net assets to repurchase agreements which mature in more than seven days and other illiquid securities. VT Floating-Rate Income Fund is not subject to these restrictions. A Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Fund expects that it will enter into reverse repurchase agreements when it is able to invest the cash so acquired at a rate higher than the cost of the agreement, which would increase the income earned by the Fund. The Fund could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.

    When a Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuations in the market value of the Fund's assets. While there is a risk that large fluctuations in the market value of the Fund's assets could affect the Fund's net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of an adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If a Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund's yield.

    While an investment adviser does not consider reverse repurchase agreements to involve a traditional borrowing of money, reverse repurchase agreements will be included within the aggregate limitation on "borrowings" contained in the Fund's investment restriction (1) set forth below.

LENDING PORTFOLIO SECURITIES. The Funds may seek to increase their income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the SEC, such loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by a Fund's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include certificates of deposit, commercial paper and other short-term money market instruments. A Fund would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. During the existence of a loan, a Fund will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive a fee or all of a portion of the interest on investment of the collateral, if any. However, a Fund may pay lending fees to such borrowers. A Fund would not have the right to vote any securities having voting rights during the existence of a loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower fails financially. However, the loans will be made only to organizations deemed by the investment adviser to be of good standing and when the consideration which can be earned from securities loans of this type, net of administrative expenses and any finders fees, justifies the attendant risk. The financial condition of the borrower will be monitored by the investment adviser on an ongoing basis. If the investment adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of the VT Floating- Rate Income Fund's total assets or 1/3 of the total assets of VT Income Fund of Boston, VT Information Age Fund or VT Worldwide Health Sciences Fund. As of the present time, the Trustees of the Trust have not made a determination to engage in this activity, and have no present intention of making such a determination during the current fiscal year.

ASSET COVERAGE REQUIREMENTS. Transactions involving when-issued securities reverse repurchase agreements, currency swaps, forward contracts, futures contracts and options (other than options that a Fund has purchased) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. (Only the net obligations of a swap will be covered.) Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount. The securities in the segregated account will be marked to market daily. Assets used as cover or held in a segregated account maintained by a Fund's custodian cannot be sold while the position requiring coverage or segregation is outstanding unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to segregated accounts or to cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


CONVERTIBLE SECURITIES. The Funds (with the exception of VT Floating-Rate Income
Fund) may from time to time invest a portion of its assets in debt securities and preferred stocks which are convertible into, or carry the right to purchase, common stock or other equity securities. The debt security or preferred stock (such as Canadian special warrants) may itself be convertible into or exchangeable for equity securities, or the purchase right may be evidenced by warrants attached to the security or acquired as part of a unit with the security. Convertible securities may be purchased for their appreciation potential when they yield more than the underlying securities at the time of purchase or when they are considered to present less risk of principal loss than the underlying securities. Generally speaking, the interest or dividend yield of a convertible security is somewhat less than that of a non-convertible security of similar quality issued by the same company.

WARRANTS. The Funds (with the exception of VT Floating-Rate Income Fund) may invest in warrants. Warrants are an option to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Warrants may become valueless if not sold or exercised prior to their expiration. (Canadian special warrants issued in private placements prior to a public offering are not considered warrants for purposes of a VT Information Age Fund and VT Worldwide Health Sciences Funds' investment restrictions).


RESTRICTED SECURITIES. Each Fund may invest up to 15% of net assets in illiquid securities. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the investment adviser pursuant to procedures adopted by the Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

    It may be difficult to sell such securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when a Fund would be permitted to sell. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

TEMPORARY INVESTMENTS. Each Fund may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, certificates of deposit, short-term notes and short-term U.S. Government obligations.


OTHER INVESTMENT COMPANIES. Each Fund except for VT Floating-Rate Income Fund reserves the right to invest up to 10% of its total assets in the securities of other investment companies unaffiliated with the Fund's investment adviser that have the characteristics of closed-end investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory fee paid by a Fund. The value of closed-end investment company securities, which are usually traded on an exchange, is affected by demand for the securities themselves, independent of the demand for the underlying portfolio assets, and, accordingly, such securities can trade at a discount from their net asset values.

    The VT Floating-Rate Income Fund may invest in closed-end investment companies which invest in floating rate instruments. The value of common shares of closed-end investment companies, which are generally traded on an exchange, is affected by the demand for those securities regardless of the demand for the underlying portfolio assets. These companies bear fees and expenses that the Fund will incur indirectly, so investors in the Fund will be subject to duplication of fees.


PORTFOLIO TURNOVER. A Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that each Fund's annual turnover rate will generally exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% turnover rate could occur if all the securities held by a Fund are sold and either repurchased or replaced within one year. A high turnover rate (100% or more) necessarily involves greater expenses to a Fund. High portfolio turnover may also result in the realization of substantial net short-term capital gains.

                           INVESTMENT RESTRICTIONS

    The following investment restrictions of each Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of a Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of a Fund. Accordingly, each Fund may not:

        (1) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act");

        (2) Purchase any securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

        (3) Make loans to any person except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements, (c) lending portfolio securities and (d) lending cash consistent with applicable law;

        (4) With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;

        (5) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933 (restricted securities);

        (6) Invest in real estate including interests in real estate limited partnerships (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate) or in commodities or commodity contracts for the purchase or sale of physical commodities.

        With respect to the VT Information Age Fund, the Fund may not:

        (7) Concentrate its investments in any particular industry, but, if deemed appropriate for the Fund's objective, up to 25% of the value of its assets may be invested in securities of companies in any one industry (although more than 25% may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

        With respect to the VT Worldwide Health Sciences Fund, the Fund may not:

        (8) Invest in the securities of any one industry, except the medical research and health care industry (and except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if as a result 25% or more of the Fund's total assets would be invested in the securities of such industry.

        With respect to the VT Income Fund of Boston, the Fund may not:

        (9) Purchase any security if such purchase, at the time thereof, would cause 25% or more of the Fund's total assets to be invested in any single industry, provided that the electric, gas and telephone utility industries shall be treated as separate industries for purposes of this restriction and further provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

        With respect to VT Floating-Rate Fund, the Fund may not:

        (10) Purchase any security if, as a result of such purchase, 25% or more the Fund's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for the purpose of this restriction); provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

    For the purpose of restriction (2), the deposit or payment by the VT Floating-Rate Fund of initial, maintenance or variation margin in connection with all types of options and futures contract transactions is not considered the purchase of a security on margin. For the purpose of restriction (10), the VT Floating-Rate Fund will consider all relevant factors in determining who is the issuer of the loan interest, including: the credit quality of the Borrower, the amount and quality of the collateral, the terms of the Loan agreement and other relevant agreements (including inter-creditor agreements), the degree to which the credit of such interpositioned person was deemed material to the decision to purchase the loan interest, the interest rate environment, and general economic conditions applicable to the Borrower and such interpositioned person.

    The Funds have adopted the following investment policies which may be changed by the Trustees with respect to a Fund without approval by that Fund's shareholders or with respect to the Portfolio without approval of a Fund or its other investors. Each Fund will not:

        (a) invest more than 15% of its net assets in investments which are not readily marketable, including restricted securities and repurchase agreements with a maturity longer than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper issued pursuant to Section 4(2) of said Act that the Trustees of the Trust, or their delegate, determine to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board; or

        (b) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time.

    Notwithstanding the investment policies and restrictions of each Fund, consistent applicable law, including the 1940 Act, a Fund may invest its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

    Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of a Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service will not compel a Fund to dispose of such security or other asset. Notwithstanding the foregoing, under normal circumstances the VT Information Age Fund will maintain at least 65% of its total assets in securities of information age companies and the VT Worldwide Health Sciences Fund will maintain at least 65% of its total assets in securities of health science companies. Moreover, each Fund must always be in compliance with the borrowing policies set forth above and may not invest more than 15% of net assets in illiquid securities.

                         MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of the Trust are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Those Trustees who are "interested persons" of the Trust, as defined in the 1940 Act, are indicated by an asterisk(*).


JESSICA M. BIBLIOWICZ (40), Trustee*
President and Chief Executive Officer of National Financial Partners (a financial services company) (since April 1999). President and Chief Operating Officer of John A. Levin & Co. (a registered investment advisor) (July 1997 to April 1999) and a Director of Baker, Fentress & Company which owns John A. Levin & Co. (July 1997 to April 1999). Formerly Executive Vice President of Smith Barney Mutual Funds (from July 1994 to June 1997). Trustee of various investment companies managed by Eaton Vance or Boston Management and Research ("BMR"), a subsidiary of Eaton Vance, since October 30, 1998.
Address: 787 Seventh Avenue, New York, NY 10019


DONALD R. DWIGHT (69), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company). Trustee/Director of the Royce Funds (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

JAMES B. HAWKES (58), President and Trustee*
Chairman, President and Chief Executive Officer of BMR, Eaton Vance and their corporate parent and trustee (EVC and EV); Director of EVC and EV. Trustee and officer of various investment companies managed by Eaton Vance or BMR.

SAMUEL L. HAYES, III (65), Trustee
Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University
  Graduate School of Business Administration. Trustee of the Kobrick Investment Trust (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 345 Nahatan Road, Westwood, Massachusetts 02090


NORTON H. REAMER (64), Trustee
Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (since November, 2000) and President, Jordan Simmons Capital LLC (manager of energy related investments) (since November,
  2000). President, Unicorn Corporation (an investment and financial advisory services company) (since September, 2000). Formerly Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110


LYNN A. STOUT (42), Trustee
Professor of Law, Georgetown University Law Center. Trustee of various investment companies managed by Eaton Vance or BMR since October 30, 1998.
Address: 600 New Jersey Avenue, NW, Washington, DC 20001

JACK L. TREYNOR (70), Trustee
Investment Adviser and Consultant. Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

THOMAS P. HUGGINS (34), Vice President
Vice President of Eaton Vance and BMR since November 1, 1998. Officer of various investment companies managed by Eaton Vance and BMR. Previously, he was head of high yield bond trading with Eaton Vance (1997-1998) and a fixed income trader for John Hancock Mutual Funds (1995-1997).

SAMUEL D. ISALY (54), Vice President
Managing Partner of OrbiMed Advisors, Inc. since 1998; President of Mehta and
  Isaly Asset Management, Inc. from 1989 through 1998.
Address: OrbiMed Advisors, Inc., 767 3rd Avenue, New York, NY 10017

JACOB REES-MOGG (31), Vice President
Investment Manager, Lloyd George.
Address: Lloyd George Investment Management (Bermuda) Limited, 3808 One
  Exchange Square, Central, Hong Kong

SCOTT H. PAGE (40), Vice President of the Trust
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

DUNCAN W. RICHARDSON (42), Vice President
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

PAYSON F. SWAFFIELD (44), Vice President of the Trust
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

MICHAEL W. WEILHEIMER (38), Vice President
Vice President of Eaton Vance and BMR. Officer of various other investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR (55), Treasurer
Vice President of BMR and Eaton Vance. Officer of various other investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER (59), Secretary
Vice President, Secretary and Chief Legal Officer of Eaton Vance, BMR, EVC and
  EV. Prior to joining Eaton Vance on November 1, 1996, he was a Partner of the law firm of Kirkpatrick & Lockhart LLP, New York and Washington, D.C., and was Executive Vice President of Neuberger & Berman Management, Inc., a mutual fund management company. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (64), Assistant Treasurer and Assistant Secretary
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.


A. JOHN MURPHY (37), Assistant Secretary
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

ERIC G. WOODBURY (43), Assistant Secretary
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

    The Nominating Committee of the Board of Trustees of the Trust is comprised of the Trustees who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates.


    Messrs. Hayes (Chairman), Dwight and Reamer and Ms. Stout are members of the Special Committee of the Board of Trustees of the Trust. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Funds, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Funds or investors therein.

    Messrs. Treynor (Chairman), Dwight and Reamer are members of the Audit Committee of the Board of Trustees of the Trust. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records and the internal accounting controls of the Trust and certain of its service providers.

    The Trustees of the Eaton Vance fund complex who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees" Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by an Eaton Vance fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustee's Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Trust to retain the services of any Trustee or obligate the Trust to pay any particular level of compensation to the Trustee. The Trust is not a participant in the Trustees' Plan. The Trust does not have a retirement plan for its Trustees.


    The fees and expenses of the Trustees of the Trust who are not members of the Eaton Vance organization are paid by the Funds. (The Trustees of the Trust who are members of the Eaton Vance organization receive no compensation from the Trust). During the Trust's first full fiscal year, it is estimated that the noninterested Trustees of the Trust will earn the following compensation in their capacities as Trustees, and, for the year ended December 31, 2000, noninterested Trustees of the Trust earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

SOURCE OF               JESSICA M.        DONALD R.        SAMUEL L.        NORTON H.         LYNN A.        JACK L.
COMPENSATION            BIBLIOWICZ         DWIGHT         HAYES, III         REAMER            STOUT         TREYNOR
------------            ----------         ------         ----------         ------            -----         -------
Trust(2)                    $  100           $  100           $  100           $  100           $  100           $  100
Fund Complex              $160,000         $162,500(3)      $170,000(4)      $160,000         $160,000         $170,000
------------
(1) As of February 1, 2001, the Eaton Vance fund complex consists of 148 registered investment companies or series thereof.
(2) Amounts are estimated.
(3) Includes $60,000 of deferred compensation.
(4) Includes $16,000 of deferred compensation.


ORGANIZATION. Each Fund is a series of the Trust, which was organized under Massachusetts law on August 14, 2000, and is operated as an open-end management investment company. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Funds). The Trustees of the Trust have the authority under the Declaration of Trust to create classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of a Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

    As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

    The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series of classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or
(2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

    Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of the Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust's By-laws also provide for indemnification out of the property of the Fund of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is remote.

               INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES


INVESTMENT ADVISORY SERVICES. The VT Floating-Rate Income Fund and VT Income Fund of Boston have each engaged Eaton Vance as investment adviser. The VT Information Age Fund has engaged Eaton Vance and Lloyd George as its investment advisers and the VT Worldwide Health Sciences Fund has engaged OrbiMed as its investment adviser. As investment advisers to the Funds, each adviser manages a Fund's investments, subject to the supervision of the Board of Trustees of the Trust. The investment advisers are also responsible for effecting all security transactions on behalf of the Funds, including the allocation of principal transactions and portfolio brokerage and the negotiation of commissions.


    Eaton Vance receives a monthly fee from VT Floating-Rate Fund on average daily net assets computed as follows:

                                                               ANNUAL
AVERAGE DAILY NET ASSETS FOR THE MONTH                        FEE RATE
--------------------------------------                        --------
Up to $1 billion                                               0.575%
$1 billion, but less than $2 billion                           0.525%
$2 billion, but less than $5 billion                           0.500%
$5 billion and over                                            0.480%

    Eaton Vance receives a monthly fee equivalent to 0.625% annually of average daily net assets of the VT Income Fund of Boston throughout the month.

    Under the investment advisory agreement with the VT Information Age Fund, Eaton Vance and Lloyd George are entitled to receive a monthly advisory fee computed by applying the annual asset rate applicable to that portion of the average daily net assets of the Fund throughout the month in each Category as indicated below:

                                                                ANNUAL
     CATEGORY  AVERAGE DAILY NET ASSETS                      ASSET RATE
     --------  ------------------------                      ----------
         1     less than $500 million ......................    0.75%
         2     $500 million but less than $1 billion .......    0.70
         3     $1 billion but less than $1.5 billion .......    0.65
         4     $1.5 billion but less than $2 billion .......    0.60
         5     $2 billion but less than $3 billion .........    0.55
         6     $3 billion and over .........................    0.50

    OrbiMed receives a monthly fee of 1.00% of the VT Worldwide Health Sciences Fund's average daily net assets up to $30 million of assets, 0.90% of the next $20 million of assets, and 0.75% on assets in excess of $50 million.

    The performance fee adjustment to the advisory fee is as follows: After 12 months, the basic advisory fee is subject to upward or downward adjustment depending upon whether, and to what extent, the investment performance of the VT Worldwide Health Sciences Fund differs by at least one percentage point from the record of the Standard & Poor's Index of 500 Common Stocks over the same period. Each percentage point difference is multiplied by a performance adjustment rate of 0.025%. The maximum adjustment plus/minus is 0.25%. One twelfth (1/12) of this adjustment is applied each month to the average daily net assets of the Fund over the entire performance period. This adjustment shall be based on a rolling period of up to and including the most recent 36 months. Fund performance shall be total return as computed under Rule 482 under the Securities Act of 1933.

    Each Investment Advisory Agreement continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund. Each Agreement may be terminated at any time without penalty on sixty days' written notice by the Board of Trustees of either party or by vote of the majority of the outstanding voting securities of a Fund, and each Agreement will terminate automatically in the event of its assignment. Each Agreement provides that an investment adviser may render services to others. Each Agreement also provides that an investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

ADMINISTRATIVE SERVICES. Under Eaton Vance's administrative services agreement with the Trust on behalf of the Funds, Eaton Vance receives a monthly administration fee from the Funds in the amount of 0.25% of each Fund's average daily net assets per annum, computed and paid monthly.

    Eaton Vance's administrative services agreement with the Trust will continue in effect from year to year, so long as such continuance is approved annually by the vote of a majority of the Trustees of the Trust, as the case may be. The agreement may be terminated at any time without penalty on sixty days' written notice by the Board of Trustees of either party thereto, or by a vote of a majority of the outstanding voting securities of the Funds, as the case may be. The agreement will terminate automatically in the event of its assignment. The agreement provides that, in the absence of Eaton Vance's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Funds under such contract or agreement, Eaton Vance will not be liable to the Funds for any loss incurred. The agreement was initially approved by the Trustees, including the non-interested Trustees, of the Trust.

INFORMATION ABOUT EATON VANCE. Eaton Vance is a business trust organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of Eaton Vance. Eaton Vance and EV are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, John G.L. Cabot, Leo I. Higdon, Jr., John M. Nelson, Vincent
M. O'Reilly and Ralph Z. Sorenson. All of the issued and outstanding shares of Eaton Vance are owned by EVC. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Jeffrey P. Beale, Alan R. Dynner, Thomas E. Faust, Jr., Thomas
J. Fetter, Scott H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization," all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

    Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts. Eaton Vance mutual funds feature international equities, domestic equities, tax-free municipal bonds, and U.S. government and corporate bonds.

INFORMATION ABOUT LLOYD GEORGE. The investment adviser is a subsidiary of LGM. LGM is ultimately controlled by the Hon. Robert Lloyd George, Chairman and Chief Executive Officer of the investment adviser. LGM's only business is portfolio management. Eaton Vance's parent is a shareholder of LGM. The directors of the investment adviser are the Honorable Robert Lloyd George, William Walter Raleigh Kerr, M.F. Tang, Pamela Chan, Adaline Mang-yee Ko, Peter Bubenzer and Judith Collis. The Hon. Robert Lloyd George is Chairman and Chief Executive Officer of the investment adviser and Mr. Kerr is Chief Operating Officer of the Investment adviser. The business address of the first six individuals is 3808 One Exchange Square, Central, Hong Kong and of the last two is cedar House, 41 Cedar Avenue, Hamilton HM12, Bermuda.

INFORMATION ABOUT ORBIMED. Investment decisions for the VT Worldwide Health Sciences Fund are made by the portfolio manager, Samuel D. Isaly. Mr. Isaly has been active in international and health care investing throughout his career, beginning at Chase Manhattan Bank in New York in 1968. He studied international economics, mathematics and econometrics at Princeton and the London School of Economics. His company, Gramercy Associates, was the first to develop an integrated worldwide system of analysis on the 100 leading worldwide pharmaceutical companies, with investment recommendations conveyed to 50 leading financial institutions in the United States and Europe beginning in 1982. Gramercy Associates was absorbed into S.G. Warburg & Company Inc. in 1986, where Mr. Isaly became a Senior Vice President. In July of 1989, Mr. Isaly joined with Mr. Viren Mehta to found the partnership of Mehta and Isaly Asset Management, Inc. On January 1, 1998, Mehta and Isaly Asset Management, Inc. changed its name to OrbiMed Advisors, Inc.

    Each investment adviser and each Fund have adopted Codes of Ethics governing personal securities transactions. Under the Codes, employees of the investment advisers may purchase and sell securities (including securities held by a Fund) subject to certain reporting requirements and other procedures.

EXPENSES. Each Fund is responsible for all expenses not expressly stated to be payable by another party (such as the investment adviser under the Investment Advisory Agreement, Eaton Vance under the Administrative Services Agreement or the principal underwriter under the Distribution Agreement). In the case of expenses incurred by the Trust, each Fund is responsible for its pro rata share of those expenses. The only expenses of a Fund are those incurred under the Service Plan and those resulting from the fee paid to the principal underwriter for repurchase transactions.

                           OTHER SERVICE PROVIDERS

PRINCIPAL UNDERWRITER. Eaton Vance Distributors, Inc. ("EVD"), The Eaton Vance Building, 255 State Street, Boston, MA 02109, is the Funds' principal underwriter. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of a Fund and its shares under federal and state securities laws are borne by that Fund. The Distribution Agreement is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The principal underwriter distributes shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. EVD is a wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and Director and Messrs. Dynner and O'Connor are Vice Presidents of EVD.

    Distribution of shares of the VT Worldwide Health Sciences Fund by the principal underwriter will also be encouraged by the payment by OrbiMed to the principal underwriter of amounts equivalent to 3313% of the advisory fees paid to OrbiMed by the Fund.

CUSTODIAN AND TRANSFER AGENT. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian and transfer agent and dividend disbursing agent to the Funds. IBT has the custody of all cash and securities of each Fund maintains the general ledger of each Fund and computes the daily net asset value of each Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Funds' investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such banks.

INDEPENDENT ACCOUNTANTS. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, are the independent accountants of the VT Floating-Rate Fund. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, are the independent accountants of VT Income Fund of Boston, VT Information Age Fund and VT Worldwide Health Sciences Fund. The independent accountants provide audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

                       PURCHASING AND REDEEMING SHARES

CALCULATION OF NET ASSET VALUE. The net asset value of each Fund is computed by IBT by subtracting the liabilities of the Fund from the value of its total assets. The Funds will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    The Trustees of the Trust have established the following procedures for the fair valuation of the Funds' assets under normal market conditions. Securities listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded or on such National Market System. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, at the mean between the last bid and asked prices. Futures positions on securities or currencies are generally valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees.

    Generally, trading in the foreign securities owned by a Fund is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund's shares generally are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the Exchange which will not be reflected in the computation of a Fund's net asset value (unless a Fund deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). Foreign securities and currency held by a Fund will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by Reuters Information Service.

    While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn from its portfolio. The securities so distributed would be valued pursuant to the Fund's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

    The Funds currently do not foresee any disadvantages to policy owners arising out of the fact that the Funds intend to offer their shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts that may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of a fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund.

                                 SERVICE PLAN

    The Trust has in effect a Service Plan (the "Plan") for the shares of each Fund consistent with Rule 12b-1 under the 1940 Act. The Plan provides for the payment of a monthly distribution fee to the principal underwriter in an amount equal to 0.25% of average daily net assets of a Fund. The principal underwriter intends to use all of such fees to compensate insurance companies or affiliated broker-dealers whose separate accounts invest in the Trust for providing services to their contract holders investing in the Trust. Aggregate payments to the principal underwriter under the Plan are limited to those permissible pursuant to a rule of the National Association of Securities Dealers, Inc. ("NASD").

    The Plan continues in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office. The Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund. The Plan requires quarterly Trustee review of a written report of the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as the Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The Plan was initially approved by the Trustees, including the Plan Trustees, on August 14, 2000.

    Service fee payments made to the principal underwriter and insurance companies and affiliated broker-dealers provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the principal underwriter and insurance companies and affiliated broker-dealers, the Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.

                                 PERFORMANCE

    Average annual total return is determined separately for each Fund by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period and (ii) a complete redemption of the investment.

    Yield is computed pursuant to a standardized formula by dividing its net investment income per share earned during a recent thirty-day period by the maximum offering price per share on the last day of the period and annualizing the resulting figure. Net investment income per share is equal to the Fund's dividends and interest earned during the period, reduced by accrued expenses for the period with the resulting number being divided by the average daily number of Fund shares outstanding and entitled to receive dividends during the period.

    Total return may be compared to relevant indices, such as the Consumer Price Index and various domestic and foreign securities indices. A Fund's total return and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders. The performance of the VT Income Fund of Boston and/or the high yield bond market may also be compared to the performance of comparable securities (such as Treasury bonds) or comparable mutual funds or mutual fund averages prepared by independent sources (such as Lipper Inc., Wiesenberger and Morningstar, Inc.). In addition, evaluations of a Fund's performance or rankings of mutual funds (which include a Fund) made by independent sources may be used in advertisements and in information furnished to present or prospective shareholders.

    Information showing the effects of compounding interest (based on different investment amounts and hypothetical rates of return) may be included in advertisements and other material furnished to present and prospective shareholders. Compounding is the process of earning interest on principal plus interest that was earned earlier. Information, charts and illustrations showing comparative historical information of high-yielding bonds as represented by a relevant bond Index as compared to 10-year U.S. Treasury bonds may be used in advertisements and other material furnished to present or prospective shareholders. Rates are given for illustrative purposes only and are not meant to imply or predict actual results of an investment in a Fund.

    Information, charts and illustrations relating to inflation and the effects of inflation on the dollar may be included in advertisements and other material furnished to present and prospective shareholders. Such information may reflect the change in the net asset value of a hypothetical investment in a Fund over a specified time period and compare it to an inflationary measure, such as the Consumer Price Index (which is computed by the Bureau of Labor Statistics of the U.S. Department of Labor).

    Information used in advertisements and in materials furnished to present or prospective shareholders may include statistics, data and performance studies prepared by independent organizations or included in various publications reflecting the investment performance or return achieved by various classes and types of investments (e.g. common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate- term government bonds, U.S. Treasury bills) over various periods of time. This information may be used to illustrate the benefits of long-term investments in common stocks.

    Investors may be provided with information concerning Fund volatility or risk, including but not limited to beta, standard deviation and Sharpe ratio. Beta is a measure, of risk which shows Fund volatility relative to a market index. A fund with a beta of 1 would perform exactly like the market index; a beta of 2 would mean its performance was twice as volatile as the index, positive or negative. Standard deviation is a measure of a security's volatility, or variability, in expected return. Sharpe ratio is a measure of risk-adjusted performance. The higher the Sharpe ratio the better a fund's historical risk adjusted return. Information concerning Fund distribution payments (or the payment record of issuers in which the Fund may invest) may also be provided to investors.

    Information used in advertisements and in materials provided to present and prospective shareholders may include descriptions of Eaton Vance, Lloyd George, OrbiMed and other Fund service providers, their investment styles, other investment products, personnel and Fund distribution channels.

    Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

        - cost associated with aging parents;
        - funding a college education (including its actual and estimated cost);
        - health care expenses (including actual and projected expenses);
        - long-term disabilities (including the availability of, and coverage provided by, disability insurance); and
        - retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

    Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in equity securities or in bond funds. Such information may describe: the potential for growth; the performance of equities or bonds as compared to other investment vehicles; and the value of investing as early as possible and regularly, as well as staying invested. The benefits of investing in equity securities or in bonds by means of a mutual fund may also be included (such benefits may include diversification, professional management and the variety of mutual fund products).

    Information in advertisements and materials furnished to present and prospective investors may include profiles of different types of investors (i.e., investors with different goals and assets) and different investment strategies for meeting specific financial goals. Such information may provide hypothetical illustrations which include: results of various investment strategies; performance of an investment in the Fund over various time periods; and results of diversifying assets among several investments with varying performance. Information in advertisements and materials furnished to present and prospective investors may also include quotations (including editorial comments) and statistics concerning investing in securities, as well as investing in particular types of securities and the performance of such securities.

    The Trust (or principal underwriter) may provide investors with information on global investing, which may include descriptions, comparisons, charts and/or illustrations of: foreign and domestic equity market capitalizations; returns obtained by foreign and domestic securities; and the effects of globally diversifying an investment portfolio (including volatility analysis and performance information). Such information may be provided for a variety of countries over varying time periods.

    Information used in advertisements for VT Worldwide Health Sciences Fund may include information about medical, pharmaceutical and technological developments and innovations, as well as demographical information relating to health care expenditures. Advertisements may also contain historical information on the issuers of health sciences stocks and the performance of such stocks. Information may also be provided about OrbiMed, including descriptions of: its personnel; staffing techniques; evaluation and analysis procedures; and stock selection process.

    The Trust (or principal underwriter) may provide information about Lloyd George, OrbiMed, Eaton Vance, their affiliates and other investment advisers to the funds in the Eaton Vance Family of Funds in sales material or advertisements provided to investors or prospective investors. Such material or advertisements may also provide information on the use of investment professionals by such investors.

                                    TAXES

    Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund has elected to be treated and intends to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, each Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax.

    In order to avoid incurring a federal excise tax obligation, the Code requires that each Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and (iii) 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that a Fund qualifies as a RIC, the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    If the Fund does not qualify for taxation as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

    In order for variable annuity and variable life insurance contracts to receive favorable tax treatment, certain diversification requirements must be met. Treasury regulations provide that investment portfolios underlying variable contracts will be deemed adequately diversified if no more than 55% of the value of the total assets of the portfolio is represented by any one investment, no more than 70% of such value is represented by any two investments, no more than 80% of such value is represented by any three investments, and no more than 90% of such value is represented by any four investments. Alternatively, a portfolio underlying a variable contract will be adequately diversified if, as of the close of each quarter, the diversification requirements applicable to RICs are met and not more than 55% of the value of the total assets consists of cash and cash items (including receivables), U.S. government securities and securities of other RICs.

    Variable annuity and variable life insurance contracts may look through a RIC to the assets held by the RIC, and thus be treated as owning a proportionate share of such RIC's assets for purposes of meeting the diversification test, provided that the RIC meets certain requirements (including limitations on the nature of the RIC's shareholders). Each Fund intends to comply with these requirements and to comply with the diversification requirements applicable to variable annuity and variable life insurance contracts.

    Each Fund's investments in options, futures contracts, hedging transactions, forward contracts and certain other transactions will be subject to special tax rules the effect of which may be to accelerate income to such Fund or defer such Fund's losses. These rules could therefore affect the amount and timing of distributions to shareholders.

    Each Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, such Fund's yield on those securities would be decreased. Investments by each Fund in "passive foreign investment companies" could subject each Fund to U.S. federal income tax or other charges on the proceeds from the sale of its investments in such a company; however, this tax can be avoided by making an election to mark such investments to the market annually or to treat the passive foreign investment company as a "qualified electing fund."

    Each Fund anticipates that it will be subject to foreign taxes on its income (including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

    Each Fund's investments, if any, in securities issued with original issue discount (possibly including certain asset-related securities) or securities acquired at a market discount (if an election is made to include accrued market discount in current income) will cause it to realize income prior to the receipt of cash payments with respect to these securities. In order to enable such Fund to distribute its proprotionate share of this income and avoid a tax payable by such Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold in order to generate cash that the Fund may withdraw for subsequent distribution to Fund shareholders.

    Investments in lower-rated or unrated securities may present special tax issues for a Fund to the extent that the issuers of these securities may default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of a Fund's taking certain positions in connection with ownership of such distressed securities. For example, the Code is unclear regarding: (i) when the Fund may cease to accrue interest, original issue discount, or market discount; (ii) when and to what extent deductions may be taken for bad debts or worthless securities; (iii) how payments received on obligations in default should be allocated between principal and income; and (iv) whether exchanges of debt obligations in a workout context are taxable.

    The foregoing discussion does not address the federal, state, local or foreign tax consequences for the holders of variable annuity contracts and variable life insurance policies. For more information on federal income tax consequences for such holders, such holders should consult the prospectus of the applicable separate account.

                       PORTFOLIO SECURITY TRANSACTIONS

    The VT Floating-Rate Fund and VT Income Fund of Boston will acquire interests in senior secured floating rate loans ("Senior Loans") from major international banks, selected domestic regional banks, insurance companies, finance companies and other financial institutions. In selecting financial institutions from which Senior Loans may be acquired, Eaton Vance will consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While these financial institutions are generally not required to repurchase Senior Loans which they have sold, they may act as principal or on an agency basis in connection with their sale by the Fund.

    Decisions concerning the execution of portfolio security transactions of the Funds, including the selection of the market and the broker-dealer firm, are made by an investment adviser. An investment adviser places the portfolio security transactions of a Fund and of all other accounts managed by it for execution with many broker-dealer firms. An investment adviser uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the relevant Fund and (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, an investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the broker-dealer's services, the value of the brokerage and research services provided, the responsiveness of the broker-dealer to an investment adviser, the size and type of the transaction, the general execution and operational capabilities of the broker-dealer, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of the services rendered by the broker-dealer in this and other transactions, and the reasonableness of the commission or spread, if any. Transactions on stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received by a Fund usually includes an undisclosed dealer markup or markdown. In an underwritten offering, the price paid by a Fund often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although commissions paid on portfolio security transactions will, in the judgment of an investment adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and an investment adviser's other clients for providing brokerage and research services to an investment adviser.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of a Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if an investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which an investment adviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, an investment adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and the "Research Services" referred to in the next paragraph.

    It is a common practice in the investment advisory industry for the investment advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, an investment adviser receives Research Services from many broker-dealer firms with which an investment adviser places the portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by an investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to an investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by each Fund is not reduced because an investment adviser receives such Research Services. An investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

    A Fund and an investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the investment adviser in connection with its investment responsibilities. The investment companies sponsored by an investment adviser or Eaton Vance may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

    Subject to the requirement that an investment adviser shall use its best efforts to seek to execute portfolio security transactions at advantageous prices and at reasonably competitive commission rates or spreads, an investment adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom Fund orders may be placed the fact that such firm has sold or is selling shares of the Funds or of other investment companies sponsored by Eaton Vance. This policy is not inconsistent with a rule of the NASD, which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Securities considered as investments for the Funds may also be appropriate for other investment accounts managed by an investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by a Fund and one or more of such other accounts simultaneously, an investment adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where a Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or
(iv) where the adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Trust that the benefits from an investment adviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                             FINANCIAL STATEMENTS

    The audited financial statements of, and the independent accountants' report for, the Trust appear herein.

HOUSEHOLDING. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

                                   APPENDIX
                            CORPORATE BOND RATINGS

                DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

SECURITIES IN WHICH THE FUND MAY INVEST WILL INCLUDE THOSE IN THE FOLLOWING
CATEGORIES:

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

                 DESCRIPTION OF S&P'S CORPORATE DEBT RATINGS:
INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

SECURITIES IN WHICH THE FUND MAY INVEST WILL INCLUDE THOSE IN THE FOLLOWING
CATEGORIES:

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for bonds in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: NR indicates that no public rating has been requested, because there is insufficient information on which to base a rating, or because Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTES: Debt which is unrated exposes the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. The Fund is dependent on the investment adviser's judgment, analysis and experience in the evaluation of such debt.

    Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                           PART C - OTHER INFORMATION

ITEM 23.    EXHIBITS

  (a)(1) Declaration of Trust dated August 14, 2000, filed as Exhibit (a) to the Trust's Registration Statement filed on August 17, 2000 (Accession No. 0000950156-00-000565) and incorporated herein by reference.

     (2) Amendment and Restatement of Establishment and Designation of Series of Shares to be filed by amendment.

  (b)(1) By-Laws dated August 14, 2000 filed as Exhibit (b) to the Trust's Registration Statement filed on August 17, 2000 (Accession No. 0000950156-00-000565) and incorporated herein by reference.

  (c)       Reference is  made to Item 23(a) and 23(b) above.

  (d)(1) Investment Advisory Agreement with Eaton Vance Management for Eaton Vance VT Income Fund of Boston dated August 14, 2000 filed as Exhibit (d)(1) to the Trust's Pre-effective Amendment No. 2 filed on November 17, 2000 (Accession No. 0000950156-00-000565) and
            incorporated herein by reference.

     (2) Investment Advisory Agreement with Eaton Vance Management and Lloyd George Investment Management (Bermuda) Limited dated August 14, 2000 for Eaton Vance VT Information Age Fund filed as Exhibit (d)(2) to the Trust's Pre-effective Amendment No. 2 filed on November 17, 2000 (Accession No. 0000950156-00-000565) and incorporated herein by reference.

     (3) Investment Advisory Agreement with OrbiMed Advisors, Inc. for Eaton Vance VT Worldwide Health Sciences Fund dated August 14, 2000 filed as Exhibit (d)(3) to the Trust's Pre-effective Amendment No. 2 filed on November 17, 2000 (Accession No. 0000950156-00-000565) and
            incorporated herein by reference

     (4) Investment Advisory Agreement with Eaton Vance Management for Eaton Vance VT Floating-Rate Income Fund dated December 11, 2000 to be filed by amendment.

  (e)(1) Distribution Agreement between Eaton Vance Variable Trust (on behalf of each of its series listed in Schedule A attached) and Eaton Vance Distributors, Inc. dated August 14, 2000 filed as Exhibit (e)(1) to the Trust's Pre-effective Amendment No. 2 filed on November 17, 2000 (Accession No. 0000950156-00-000565) and incorporated herein by reference.

     (2) Agreement between Eaton Vance Distributors, Inc. and OrbiMed Advisors, Inc. dated August 14, 2000 filed as Exhibit (e)(2) to the Trust's Pre-effective Amendment No. 2 filed on November 17, 2000 (Accession No. 0000950156-00-000565) and incorporated herein by reference.

     (3)    Schedule A-1 to Distribution Agreement to be filed by amendment.

  (f)       Not applicable

  (g)(1) Custodian Agreement with Investors Bank & Trust Company dated November 7, 1994 filed as Exhibit (8) to Post-Effective Amendment No. 59 to the Registration Statement of Eaton Vance Growth Trust (File Nos. 2-22019, 811-01241)(Accession No. 0000950156-95-000600)
            and incorporated herein by reference.

     (2) Amendment to Custodian Agreement with Investors Bank & Trust Company dated November 20, 1995 filed as Exhibit (8)(b) to Post-Effective Amendment No. 61 to the Registration Statement of Eaton Vance Growth Trust (File Nos. 2-22019, 811-01241) (Accession No.
            0000950156-95-000833) and incorporated herein by reference.

     (3) Amendment to Master Custodian Agreement with Investors Bank & Trust Company dated December 21, 1998 filed as Exhibit (g)(3) to the Registration Statement of Eaton Vance Municipals Trust (File Nos. 33-572, 811-4409) (Accession No. 0000950156-99-000050) and
            incorporated herein by reference.

  (h)(1) Administrative Services Agreement between Eaton Vance Variable Trust (on behalf of each of its series listed on Schedule A attached) and Eaton Vance Management dated August 14, 2000 filed as Exhibit (h)(1) to the Trust's Pre-effective Amendment No. 2 filed on November 17, 2000 (Accession No. 0000950156-00-000565) and incorporated herein by reference.

     (2)    Schedule A-1 to Administrative Services Agreement filed herewith.

     (3) Form of Participation Agreement filed as Exhibit (h)(3) to the Trust's Pre-effective Amendment No. 2 filed on November 17, 2000 (Accession No. 0000950156-00-000565) and incorporated herein by reference.

  (i)(1)    Opinion of Internal Counsel to be filed by amendment.

  (j)(1) Consent of Independent Accountants for Eaton Vance VT Income Fund of Boston, Eaton Vance VT Information Age Fund and Eaton Vance VT Worldwide Health Sciences Fund to be filed by amendment.

     (2) Consent of Independent Auditors for Eaton Vance VT Floating-Rate Income Fund to be filed by amendment.

  (k)       Not applicable.

  (l)       Not applicable.

  (m)(1) Service Plan adopted August 14, 2000 with attached Schedule A filed as Exhibit (m)(1) to the Trust's Pre-effective Amendment No. 2 filed on November 17, 2000 (Accession No. 0000950156-00-000565) and
            incorporated herein by reference.

     (2)    Schedule A-1 to Service Plan to be filed by amendment.

  (n)       Not applicable.

  (o)       Not applicable.

  (p)(1) Code of Ethics adopted by the Eaton Vance Corp., Eaton Vance Management, Boston Management and Research, Eaton Vance Distributors, Inc. and the Eaton Vance Funds effective September 1, 2000, revised November 6, 2000 filed as Exhibit (p) to Post-Effective Amendment No. 75 of Eaton Vance Growth Trust (File Nos. 02-22019, 811-1241) (Accession No. 0000950156-00-000595) filed
            December 21, 2000 and incorporated herein by reference.

     (2) Code of Ethics adopted by Lloyd George Management (BVI) Ltd, Lloyd George Investment Mangement (Bermuda) Ltd, Lloyd George Management (Hong Kong) Ltd, Lloyd George Management (Europe) Ltd and the LGM Funds effective September 1, 2000 filed as Exhibit (p)(2) to the Trust's Pre-effective Amendment No. 2 filed on November 17, 2000 (Accession No. 0000950156-00-000565) and incorporated herein by reference.

     (3)    Code of Ethics adopted by OrbiMed Advisors, Inc. filed as Exhibit
            (p)(3) to the Trust's Pre-effective Amendment No. 2 filed on November 17, 2000 (Accession No. 0000950156-00-000565) and
            incorporated herein by reference.

  (q) Power of Attorney dated August 14, 2000 filed as Exhibit (q) to the Trust's Registration Statement filed on August 14, 2000 (Accession No. 0000950156-00-000404) and incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

     Not applicable

ITEM 25. INDEMNIFICATION

     Article IV of the Registrant's Amended and Restated Declaration of Trust permits Trustee and officer indemnification by By-law, contract and vote.
Article XI of the By-Laws contains indemnification provisions. Registrant's Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

     The distribution agreement of the Registrant also provide for reciprocal indemnity of the principal underwriter, on the one hand, and the Trustees and officers, on the other.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT Adviser

     Reference is made to: (i) the information set forth under the caption "Management and Organization" in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 1-8100); and (iii) the Form ADV of Eaton Vance (File No. 801-15930), Lloyd George (Bermuda) (File No. 801-40889), and OrbiMed (File No. 801-34429) filed with the Commission, all of which are incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

     (a) Registrant's principal underwriter, Eaton Vance Distributors, Inc., a wholly-owned subsidiary of Eaton Vance Management, is the principal underwriter for each of the investment companies named below:

                Eaton Vance Advisers Senior Floating-Rate Fund
                Eaton Vance Growth Trust
                Eaton Vance Income Fund of Boston
                Eaton Vance Institutional Senior Floating-Rate Fund Eaton Vance Investment Trust
                Eaton Vance Municipals Trust
                Eaton Vance Municipals Trust II
                Eaton Vance Mutual Funds Trust
                Eaton Vance Prime Rate Reserves
                Eaton Vance Special Investment Trust
                EV Classic Senior Floating-Rate Fund

     (b)

         (1)                           (2)                           (3)
 Name and Principal           Positions and Offices        Positions and Offices
  Business Address*        with Principal Underwriter          with Registrant
  -----------------        --------------------------          ---------------
  Albert F. Barbaro              Vice President                     None
      Ira Baron                  Vice President                     None
     Chris Berg                  Vice President                     None
  Kate B. Bradshaw               Vice President                     None
    Mark Carlson                 Vice President                     None
  Daniel C. Cataldo              Vice President                     None
                                  and Treasurer
     Raymond Cox                 Vice President                     None
    Peter Crowley                Vice President                     None
     Ellen Duffy                 Vice President                     None
   Alan R. Dynner          Vice President, Secretary and Clerk    Secretary
 Richard A. Finelli              Vice President                     None
     Kelly Flynn                 Vice President                     None
     James Foley                 Vice President                     None
  Michael A. Foster              Vice President                     None
Anne Marie Gallagher             Vice President                     None
  William M. Gillen           Senior Vice President                 None
  Hugh S. Gilmartin              Vice President                     None
   Robert Hammond                Vice President                     None
   James B. Hawkes         Vice President and Director     President and Trustee
   Perry D. Hooker               Vice President                     None
     Steve Jones                 Vice President                     None
     Kara Lawler                 Vice President                     None
   Thomas P. Luka                Vice President                     None
    John Macejka                 Vice President                     None
   Geoff Marshall                Vice President                     None
     Tim McEwan                  Vice President                     None
 Joseph T. McMenamin             Vice President                     None
  Morgan C. Mohrman           Senior Vice President                 None
  James A. Naughton              Vice President                     None
    Joseph Nelson                Vice President                     None
   Mark D. Nelson                Vice President                     None
  Linda D. Newkirk               Vice President                     None
  James L. O'Connor              Vice President                   Treasurer
    Andrew Ogren                 Vice President                     None
 George D. Owen, II              Vice President                     None
     Philip Pace                 Vice President                     None
    Margaret Pier                Vice President                     None
  Enrique M. Pineda              Vice President                     None
     Matt Raynor                 Vice President                     None
 F. Anthony Robinson             Vice President                     None
   Frances Rogell                Vice President                     None
    Jay S. Rosoff                Vice President                     None
  Stephen M. Rudman              Vice President                     None
   Kevin Schrader                Vice President                     None
  Teresa A. Sheehan              Vice President                     None
  Lawrence Sinsimer           Senior Vice President                 None
  William M. Steul         Vice President and Director              None
Cornelius J. Sullivan         Senior Vice President                 None
     Peter Sykes                 Vice President                     None
   David M. Thill                Vice President                     None
   John M. Trotsky               Vice President                     None
    Jerry Vainisi                Vice President                     None
    John Vaughan                 Vice President                     None
     Chris Volf                  Vice President                     None
   Debra Wekstein                Vice President                     None
 Wharton P. Whitaker         President and Director                 None
     Sue Wilder                  Vice President                     None

------------------------------------------
*    Address is The Eaton Vance Building, 255 State Street, Boston, MA 02109

     (c) Not applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Mail Code ADM27, Boston, MA 02116, and its transfer agent, PFPC, Inc., 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of the administrator and investment adviser. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management and Boston Management and Research.

ITEM 29. MANAGEMENT SERVICES

     Not applicable

ITEM 30. UNDERTAKINGS

     The Registrant undertakes to include the information required by Item 5 of Form N-1A in its annual reports to shareholders under Rule 30d-1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Trust has duly caused this Pre-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and the Commonwealth of Massachusetts on February 7, 2001.

                                EATON VANCE VARIABLE TRUST


                                By:     /s/ James B. Hawkes
                                        -----------------------------------
                                        James B. Hawkes, President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Pre-Effective Amendment to the Registration Statement has been signed below by the following persons in their capacities on February 7, 2001.

Signature                       Title
---------                       -----

/s/ James B. Hawkes             President (Chief Executive Officer)
---------------------------     and Trustee
James B. Hawkes

/s/ James L. O'Connor           Treasurer (Principal Financial and
---------------------------     Accounting Officer)
James L. O'Connor

Jessica M. Bibliowicz*          Trustee
---------------------------
Jessica M. Bibliowicz

Donald R. Dwight*               Trustee
---------------------------
Donald R. Dwight

Samuel L. Hayes, III*           Trustee
---------------------------
Samuel L. Hayes, III

Norton H. Reamer*               Trustee
---------------------------
Norton H. Reamer

Lynn A. Stout*                  Trustee
---------------------------
Lynn A. Stout

Jack L. Treynor*                Trustee
---------------------------
Jack L. Treynor

*By:  /s/ Alan R. Dynner
      ------------------------------------
      Alan R. Dynner (As attorney-in-fact)

                                  EXHIBIT INDEX

     The following exhibits are filed as part of this amendment to the Registration Statement pursuant to Rule 483 of Regulation C.


Exhibit No.    Description
-----------    -----------